UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2012

NBTY, Inc.

(Exact Name of Registrant as Specified in Charter)

333-172973

(Commission File Number)

DELAWARE	11-2228617
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

2100 Smithtown Avenue
Ronkonkoma, New York	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2012, NBTY, Inc. (the “Company”) announced that Irene Fisher, its Senior Vice President and General Counsel, will leave the Company by mutual consent in order to pursue other opportunities.  Ms. Fisher has agreed to remain at the Company until May 18, 2012 to facilitate an orderly transition.

ITEM 8.01                                       Other Events.

On March 22, 2012, the Company announced the hiring of Christopher Brennan as the Company’s new Senior Vice President, General Counsel.  Mr. Brennan joins the Company from PharmaNet Development Group, Inc., where he held the position of General Counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2012

NBTY, Inc.

	By:	/s/ Michael Collins
Michael Collins
Chief Financial Officer